RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2012

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Reinsurance Segment - Unit Underwriting Results	6 - 7
d.	Gross Premiums Written and Managed Premiums	8 - 9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10 - 11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Investment Income (Loss)	15
d.	Investment Portfolio - Effective Yield and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings (Loss) per Share	21
b.	Equity in Earnings (Losses) of Other Ventures	22
c.	Other (Loss) Income	22
d.	Ratings	23

Comments on Regulation G		24 - 25

RenaissanceRe Holdings Ltd.
Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 24 and 25 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company's Bermuda-based insurance operations.
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Six months ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Highlights
Gross premiums written	$667,336	$641,563	$1,331,487	$1,252,068
Net premiums written	427,630	427,995	920,205	880,570
Net premiums earned	244,416	217,175	523,081	522,716
Net claims and claim expenses incurred	49,551	151,261	65,103	779,798
Underwriting income (loss)	127,850	9,732	324,469	(387,429)
Net investment income	14,743	33,328	81,714	93,609
Net income (loss) available (attributable) to RenaissanceRe common shareholders	142,270	24,764	343,699	(223,269)
Net realized and unrealized gains on investments	31,003	34,979	77,116	29,765
Net other-than-temporary impairments	(209)	—	(343)	—
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	111,476	(10,215)	266,926	(253,076)
Total assets	$8,959,518	$8,166,340	$8,959,518	$8,166,340
Total shareholders' equity attributable to RenaissanceRe	$3,843,010	$3,515,271	$3,843,010	$3,515,271
Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$2.75	$0.48	$6.63	$(4.39)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$2.14	$(0.21)	$5.13	$(4.97)
Dividends per common share	$0.27	$0.26	$0.54	$0.52
Book value per common share	$65.07	$57.30	$65.07	$57.30
Adjustment for goodwill and other intangibles (1)	(0.83)	(0.96)	(0.83)	(0.96)
Tangible book value per common share (1)	64.24	56.34	64.24	56.34
Accumulated dividends per common share	11.46	10.40	11.46	10.40
Tangible book value per common share plus accumulated dividends (1)	$75.70	$66.74	$75.70	$66.74
Financial ratios
Net claims and claim expense ratio - current accident year	38.9%	79.2%	31.8%	166.2%
Net claims and claim expense ratio - prior accident years	(18.6)%	(9.6)%	(19.4)%	(17.0)%
Net claims and claim expense ratio - calendar year	20.3%	69.6%	12.4%	149.2%
Underwriting expense ratio	27.4%	25.9%	25.6%	24.9%
Combined ratio	47.7%	95.5%	38.0%	174.1%
Operating return on average common equity - annualized (1)	13.7%	(1.4)%	16.7%	(16.3)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Revenues
Gross premiums written	$667,336	$664,151	$42,970	$139,938	$641,563
Net premiums written	$427,630	$492,575	$29,193	$103,010	$427,995
(Increase) decrease in unearned premiums	(183,214)	(213,910)	169,916	126,214	(210,820)
Net premiums earned	244,416	278,665	199,109	229,224	217,175
Net investment income (loss)	14,743	66,971	52,331	(27,940)	33,328
Net foreign exchange gains (losses)	2,410	(1,460)	(400)	(2,650)	(4,521)
Equity in earnings (losses) of other ventures	6,846	5,470	(22,702)	4,794	5,128
Other income (loss)	11,289	(39,094)	(43,648)	(2,015)	(5,167)
Net realized and unrealized gains on investments	31,003	46,113	23,920	16,983	34,979
Total other-than-temporary impairments	(234)	(161)	(132)	(498)	—
Portion recognized in other comprehensive income, before taxes	25	27	29	49	—
Net other-than-temporary impairments	(209)	(134)	(103)	(449)	—
Total revenues	310,498	356,531	208,507	217,947	280,922
Expenses
Net claims and claim expenses incurred	49,551	15,552	3,551	77,830	151,261
Acquisition expenses	25,608	24,111	25,101	26,057	13,883
Operational expenses	41,407	42,383	43,368	42,169	42,299
Corporate expenses	4,067	4,811	8,607	3,582	4,011
Interest expense	5,716	5,718	5,721	5,722	5,730
Total expenses	126,349	92,575	86,348	155,360	217,184
Income from continuing operations before taxes	184,149	263,956	122,159	62,587	63,738
Income tax (expense) benefit	(898)	37	(2,945)	1,435	1,773
Income from continuing operations	183,251	263,993	119,214	64,022	65,511
Income (loss) from discontinued operations	1,393	(173)	(3,305)	(965)	(10,094)
Net income	184,644	263,820	115,909	63,057	55,417
Net income attributable to noncontrolling interests	(33,624)	(53,641)	(25,388)	(5,044)	(21,903)
Net income attributable to RenaissanceRe	151,020	210,179	90,521	58,013	33,514
Dividends on preference shares	(8,750)	(8,750)	(8,750)	(8,750)	(8,750)
Net income available to RenaissanceRe common shareholders	$142,270	$201,429	$81,771	$49,263	$24,764
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$2.75	$3.93	$1.66	$0.98	$0.68
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	0.03	—	(0.07)	(0.02)	(0.20)
Net income available to RenaissanceRe common shareholders per common share - basic	$2.78	$3.93	$1.59	$0.96	$0.48
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	2.72	$3.88	$1.64	$0.97	$0.68
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	0.03	—	(0.06)	(0.02)	(0.20)
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.75	$3.88	$1.58	$0.95	$0.48
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share (1)	$2.14	$2.98	$1.11	$0.62	$(0.21)
Operating return on average common equity - annualized (1)	13.7%	19.7%	7.7%	4.4%	(1.4)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2012	June 30, 2011
Revenues
Gross premiums written	$1,331,487	$1,252,068
Net premiums written	$920,205	$880,570
Increase in unearned premiums	(397,124)	(357,854)
Net premiums earned	523,081	522,716
Net investment income	81,714	93,609
Net foreign exchange gains (losses)	950	(3,861)
Equity in earnings (losses) of other ventures	12,316	(18,625)
Other (loss) income	(27,805)	44,978
Net realized and unrealized gains on investments	77,116	29,765
Total other-than-temporary impairments	(395)	—
Portion recognized in other comprehensive income, before taxes	52	—
Net other-than-temporary impairments	(343)	—
Total revenues	667,029	668,582
Expenses
Net claims and claim expenses incurred	65,103	779,798
Acquisition expenses	49,719	46,218
Operational expenses	83,790	84,129
Corporate expenses	8,878	6,075
Interest expense	11,434	11,925
Total expenses	218,924	928,145
Income (loss) from continuing operations before taxes	448,105	(259,563)
Income tax (expense) benefit	(861)	1,825
Income (loss) from continuing operations	447,244	(257,738)
Income (loss) from discontinued operations	1,220	(11,620)
Net income (loss)	448,464	(269,358)
Net (income) loss attributable to noncontrolling interests	(87,265)	63,589
Net income (loss) attributable to RenaissanceRe	361,199	(205,769)
Dividends on preference shares	(17,500)	(17,500)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$343,699	$(223,269)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.70	$(4.16)
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	0.02	(0.23)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.72	$(4.39)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	6.61	(4.16)
Income (loss) from discontinued operations attributable to RenaissanceRe common shareholders per common share - diluted	0.02	(0.23)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.63	$(4.39)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share (1)	$5.13	$(4.97)
Operating return on average common equity - annualized (1)	16.7%	(16.3)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2012
	Reinsurance	Lloyd's	Insurance	Total
Gross premiums written	$617,039	$50,297	$—	$667,336
Net premiums written	$379,369	$48,510	$(249)	$427,630
Net premiums earned	$214,296	$30,369	$(249)	$244,416
Net claims and claim expenses incurred	35,488	14,960	(897)	49,551
Acquisition expenses	20,098	5,510	—	25,608
Operational expenses	30,346	10,806	255	41,407
Underwriting income (loss)	$128,364	$(907)	$393	$127,850

Net claims and claim expenses incurred - current accident year	$76,631	$18,366	$—	$94,997
Net claims and claim expenses incurred - prior accident years	(41,143)	(3,406)	(897)	(45,446)
Net claims and claim expenses incurred - total	$35,488	$14,960	$(897)	$49,551

Net claims and claim expense ratio - current accident year	35.8%	60.5%	—%	38.9%
Net claims and claim expense ratio - prior accident years	(19.2)%	(11.2)%	360.2%	(18.6)%
Net claims and claim expense ratio - calendar year	16.6%	49.3%	360.2%	20.3%
Underwriting expense ratio	23.5%	53.7%	(102.4)%	27.4%
Combined ratio	40.1%	103.0%	257.8%	47.7%

	Three months ended June 30, 2011
	Reinsurance	Lloyd's	Insurance	Total
Gross premiums written	$607,404	$34,126	$33	$641,563
Net premiums written	$395,856	$32,084	$55	$427,995
Net premiums earned	$199,461	$17,233	$481	$217,175
Net claims and claim expenses incurred	143,219	8,619	(577)	151,261
Acquisition expenses	10,431	3,305	147	13,883
Operational expenses	32,901	8,635	763	42,299
Underwriting income (loss)	$12,910	$(3,326)	$148	$9,732

Net claims and claim expenses incurred - current accident year	$162,398	$9,612	$(78)	$171,932
Net claims and claim expenses incurred - prior accident years	(19,179)	(993)	(499)	(20,671)
Net claims and claim expenses incurred - total	$143,219	$8,619	$(577)	$151,261

Net claims and claim expense ratio - current accident year	81.4%	55.8%	(16.2)%	79.2%
Net claims and claim expense ratio - prior accident years	(9.6)%	(5.8)%	(103.8)%	(9.6)%
Net claims and claim expense ratio - calendar year	71.8%	50.0%	(120.0)%	69.6%
Underwriting expense ratio	21.7%	69.3%	189.2%	25.9%
Combined ratio	93.5%	119.3%	69.2%	95.5%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2012
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$1,226,801	$105,114	$—	$(428)	$1,331,487
Net premiums written	$838,007	$82,447	$(249)		$920,205
Net premiums earned	$468,114	$55,191	$(224)		$523,081
Net claims and claim expenses incurred	43,812	23,961	(2,670)		65,103
Acquisition expenses	39,484	10,178	57		49,719
Operational expenses	62,390	20,863	537		83,790
Underwriting income	$322,428	$189	$1,852		$324,469

Net claims and claim expenses incurred - current accident year	$131,775	$34,646	$—		$166,421
Net claims and claim expenses incurred - prior accident years	(87,963)	(10,685)	(2,670)		(101,318)
Net claims and claim expenses incurred - total	$43,812	$23,961	$(2,670)		$65,103

Net claims and claim expense ratio - current accident year	28.2%	62.8%	—%		31.8%
Net claims and claim expense ratio - prior accident years	(18.8)%	(19.4)%	1,192.0%		(19.4)%
Net claims and claim expense ratio - calendar year	9.4%	43.4%	1,192.0%		12.4%
Underwriting expense ratio	21.7%	56.3%	(265.2)%		25.6%
Combined ratio	31.1%	99.7%	926.8%		38.0%

	Six months ended June 30, 2011
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$1,181,086	$70,746	$313	$(77)	$1,252,068
Net premiums written	$819,422	$60,821	$327		$880,570
Net premiums earned	$488,890	$32,907	$919		$522,716
Net claims and claim expenses incurred	738,623	39,142	2,033		779,798
Acquisition expenses	40,223	5,766	229		46,218
Operational expenses	65,264	17,607	1,258		84,129
Underwriting loss	$(355,220)	$(29,608)	$(2,601)		$(387,429)

Net claims and claim expenses incurred - current accident year	$829,760	$38,938	$(69)		$868,629
Net claims and claim expenses incurred - prior accident years	(91,137)	204	2,102		(88,831)
Net claims and claim expenses incurred - total	$738,623	$39,142	$2,033		$779,798

Net claims and claim expense ratio - current accident year	169.7%	118.3%	(7.5)%		166.2%
Net claims and claim expense ratio - prior accident years	(18.6)%	0.6%	228.7%		(17.0)%
Net claims and claim expense ratio - calendar year	151.1%	118.9%	221.2%		149.2%
Underwriting expense ratio	21.6%	71.1%	161.8%		24.9%
Combined ratio	172.7%	190.0%	383.0%		174.1%
(1) Represents $0.4 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the six months ended June 30, 2012 (2011 - $0.1 million).

5

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended June 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$579,738	$37,301	$617,039
Net premiums written	$344,497	$34,872	$379,369
Net premiums earned	$170,637	$43,659	$214,296
Net claims and claim expenses incurred	19,578	15,910	35,488
Acquisition expenses	14,847	5,251	20,098
Operational expenses	23,245	7,101	30,346
Underwriting income	$112,967	$15,397	$128,364

Net claims and claim expenses incurred - current accident year	$52,781	$23,850	$76,631
Net claims and claim expenses incurred - prior accident years	(33,203)	(7,940)	(41,143)
Net claims and claim expenses incurred - total	$19,578	$15,910	$35,488

Net claims and claim expense ratio - current accident year	30.9%	54.6%	35.8%
Net claims and claim expense ratio - prior accident years	(19.4)%	(18.2)%	(19.2)%
Net claims and claim expense ratio - calendar year	11.5%	36.4%	16.6%
Underwriting expense ratio	22.3%	28.3%	23.5%
Combined ratio	33.8%	64.7%	40.1%

	Three months ended June 30, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$583,246	$24,158	$607,404
Net premiums written	$373,039	$22,817	$395,856
Net premiums earned	$167,509	$31,952	$199,461
Net claims and claim expenses incurred	127,374	15,845	143,219
Acquisition expenses	5,896	4,535	10,431
Operational expenses	25,460	7,441	32,901
Underwriting income	$8,779	$4,131	$12,910

Net claims and claim expenses incurred - current accident year	$139,161	$23,237	$162,398
Net claims and claim expenses incurred - prior accident years	(11,787)	(7,392)	(19,179)
Net claims and claim expenses incurred - total	$127,374	$15,845	$143,219

Net claims and claim expense ratio - current accident year	83.1%	72.7%	81.4%
Net claims and claim expense ratio - prior accident years	(7.1)%	(23.1)%	(9.6)%
Net claims and claim expense ratio - calendar year	76.0%	49.6%	71.8%
Underwriting expense ratio	18.8%	37.5%	21.7%
Combined ratio	94.8%	87.1%	93.5%

6

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Six months ended June 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$1,088,978	$137,823	$1,226,801
Net premiums written	$706,749	$131,258	$838,007
Net premiums earned	$385,692	$82,422	$468,114
Net claims and claim expenses incurred	16,262	27,550	43,812
Acquisition expenses	29,164	10,320	39,484
Operational expenses	48,573	13,817	62,390
Underwriting income	$291,693	$30,735	$322,428

Net claims and claim expenses incurred - current accident year	$84,404	$47,371	$131,775
Net claims and claim expenses incurred - prior accident years	(68,142)	(19,821)	(87,963)
Net claims and claim expenses incurred - total	$16,262	$27,550	$43,812

Net claims and claim expense ratio - current accident year	21.9%	57.5%	28.2%
Net claims and claim expense ratio - prior accident years	(17.7)%	(24.1)%	(18.8)%
Net claims and claim expense ratio - calendar year	4.2%	33.4%	9.4%
Underwriting expense ratio	20.2%	29.3%	21.7%
Combined ratio	24.4%	62.7%	31.1%

	Six months ended June 30, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$1,081,924	$99,162	$1,181,086
Net premiums written	$725,676	$93,746	$819,422
Net premiums earned	$422,798	$66,092	$488,890
Net claims and claim expenses incurred	713,892	24,731	738,623
Acquisition expenses	29,509	10,714	40,223
Operational expenses	50,461	14,803	65,264
Underwriting (loss) income	$(371,064)	$15,844	$(355,220)

Net claims and claim expenses incurred - current accident year	$745,388	$84,372	$829,760
Net claims and claim expenses incurred - prior accident years	(31,496)	(59,641)	(91,137)
Net claims and claim expenses incurred - total	$713,892	$24,731	$738,623

Net claims and claim expense ratio - current accident year	176.3%	127.7%	169.7%
Net claims and claim expense ratio - prior accident years	(7.5)%	(90.3)%	(18.6)%
Net claims and claim expense ratio - calendar year	168.8%	37.4%	151.1%
Underwriting expense ratio	19.0%	38.6%	21.6%
Combined ratio	187.8%	76.0%	172.7%

7

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$345,094	$330,427	$(652)	$64,317	$366,929
Renaissance specialty premiums	35,778	99,545	21,117	25,614	23,066
Total Renaissance premiums	380,872	429,972	20,465	89,931	389,995
DaVinci catastrophe premiums	234,644	178,813	(1,193)	32,900	216,317
DaVinci specialty premiums	1,523	977	18	(20)	1,092
Total DaVinci premiums	236,167	179,790	(1,175)	32,880	217,409
Total catastrophe unit premiums	579,738	509,240	(1,845)	97,217	583,246
Total specialty unit premiums	37,301	100,522	21,135	25,594	24,158
Total Reinsurance segment gross premiums written	$617,039	$609,762	$19,290	$122,811	$607,404

Lloyd's Segment
Specialty	$32,925	$39,329	$22,570	$14,290	$17,546
Catastrophe	17,372	15,488	1,141	2,837	16,580
Total Lloyd's segment gross premiums written	$50,297	$54,817	$23,711	$17,127	$34,126

Insurance Segment
Commercial property	$—	$—	$(31)	$—	$33
Total Insurance segment gross premiums written	$—	$—	$(31)	$—	$33

Managed Premiums (1)
Total catastrophe unit gross premiums written	$579,738	$509,240	$(1,845)	$97,217	$583,246
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	31,180	34,305	1,497	12,379	19,079
Catastrophe premiums written in the Lloyd's unit	17,372	15,488	1,141	2,837	16,580
Total managed catastrophe premiums (1)	$628,290	$559,033	$793	$112,433	$618,905
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2012	June 30, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$675,521	$678,571
Renaissance specialty premiums	135,323	97,461
Total Renaissance premiums	810,844	776,032
DaVinci catastrophe premiums	413,457	403,353
DaVinci specialty premiums	2,500	1,701
Total DaVinci premiums	415,957	405,054
Total catastrophe unit premiums	1,088,978	1,081,924
Total specialty unit premiums	137,823	99,162
Total Reinsurance segment gross premiums written	$1,226,801	$1,181,086

Lloyd's Segment
Specialty	$72,254	$46,781
Catastrophe	32,860	23,965
Total Lloyd's segment gross premiums written	$105,114	$70,746

Insurance Segment
Commercial property	$—	$313
Total Insurance segment gross premiums written	$—	$313

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,088,978	$1,081,924
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	65,485	41,607
Catastrophe premiums written in the Lloyd's unit	32,860	23,965
Total managed catastrophe premiums (1)	$1,187,323	$1,147,496
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Revenues
Gross premiums written	$236,167	$179,790	$(1,175)	$32,880	$217,409
Net premiums written	$185,088	$154,680	$(3,264)	$22,673	$174,427
(Increase) decrease in unearned premiums	(104,070)	(59,543)	74,533	58,063	(92,821)
Net premiums earned	81,018	95,137	71,269	80,736	81,606
Net investment income (loss)	4,109	10,527	9,501	(700)	6,189
Net foreign exchange gains (losses)	1,465	76	(461)	(1,194)	(1,126)
Other loss	(1,222)	(462)	(799)	(1,032)	(230)
Net realized and unrealized gains (losses) on fixed maturity investments	7,025	16,666	5,915	(4,871)	10,339
Total revenues	92,395	121,944	85,425	72,939	96,778
Expenses
Net claims and claim expenses incurred	14,213	1,924	12,566	35,332	61,911
Acquisition expenses	19,051	24,099	16,450	14,916	(11,905)
Operational and corporate expenses	11,902	12,301	10,655	11,655	6,059
Interest expense	1,985	2,040	1,936	1,873	1,907
Total expenses	47,151	40,364	41,607	63,776	57,972
Net income	45,244	81,580	43,818	9,163	38,806
Net income attributable to redeemable noncontrolling interest	(95)	(167)	(91)	(22)	(81)
Net income available to DaVinciRe common shareholders	$45,149	$81,413	$43,727	$9,141	$38,725

Net claims and claim expenses incurred - current accident year	$24,454	$14,826	$24,413	$33,096	$66,248
Net claims and claim expenses incurred - prior accident years	(10,241)	(12,902)	(11,847)	2,236	(4,337)
Net claims and claim expenses incurred - total	$14,213	$1,924	$12,566	$35,332	$61,911

Net claims and claim expense ratio - current accident year	30.2%	15.6%	34.3%	41.0%	81.2%
Net claims and claim expense ratio - prior accident years	(12.7)%	(13.6)%	(16.7)%	2.8%	(5.3%)
Net claims and claim expense ratio - calendar year	17.5%	2.0%	17.6%	43.8%	75.9%
Underwriting expense ratio	38.2%	38.3%	38.1%	32.9%	(7.2%)
Combined ratio	55.7%	40.3%	55.7%	76.7%	68.7%

10

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Six months ended
	June 30, 2012	June 30, 2011
Revenues
Gross premiums written	$415,957	$405,054
Net premiums written	$339,768	$342,409
Increase in unearned premiums	(163,613)	(143,981)
Net premiums earned	176,155	198,428
Net investment income	14,636	13,163
Net foreign exchange gains (losses)	1,541	(251)
Other (loss) income	(1,684)	10,807
Net realized and unrealized gains on fixed maturity investments	23,691	9,586
Total revenues	214,339	231,733
Expenses
Net claims and claim expenses incurred	16,137	346,192
Acquisition expenses	43,150	(12,959)
Operational and corporate expenses	24,203	10,549
Interest expense	4,025	2,376
Total expenses	87,515	346,158
Net income (loss)	126,824	(114,425)
Net (income) loss attributable to redeemable noncontrolling interest	(262)	224
Net income (loss) available (attributable) to DaVinciRe common shareholders	$126,562	$(114,201)

Net claims and claim expenses incurred - current accident year	$39,280	$357,475
Net claims and claim expenses incurred - prior accident years	(23,143)	(11,283)
Net claims and claim expenses incurred - total	$16,137	$346,192

Net claims and claim expense ratio - current accident year	22.3%	180.2%
Net claims and claim expense ratio - prior accident years	(13.1)%	(5.7)%
Net claims and claim expense ratio - calendar year	9.2%	174.5%
Underwriting expense ratio	38.2%	(1.2)%
Combined ratio	47.4%	173.3%

11

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Assets
Fixed maturity investments trading, at fair value	$4,948,955	$4,176,827	$4,291,465	$3,687,669	$3,864,205
Fixed maturity investments available for sale, at fair value	108,102	125,292	142,052	149,969	202,769
Total fixed maturity investments, at fair value	5,057,057	4,302,119	4,433,517	3,837,638	4,066,974
Short term investments, at fair value	654,912	1,172,839	905,477	1,557,937	774,421
Equity investments trading, at fair value	55,381	53,080	50,560	45,607	32,252
Other investments, at fair value	743,568	806,782	748,984	736,757	839,643
Investments in other ventures, under equity method	79,692	76,723	70,714	78,071	82,197
Total investments	6,590,610	6,411,543	6,209,252	6,256,010	5,795,487
Cash and cash equivalents	264,232	260,982	216,984	235,058	237,737
Premiums receivable	971,546	703,932	471,878	695,163	933,519
Prepaid reinsurance premiums	278,242	143,690	58,522	164,547	245,676
Reinsurance recoverable	198,777	279,398	404,029	434,553	333,245
Accrued investment income	35,938	30,782	33,523	34,237	36,266
Deferred acquisition costs	106,027	71,162	43,721	71,225	90,858
Receivable for investments sold	311,658	237,372	117,117	33,791	257,075
Other assets	193,798	205,660	180,992	176,114	219,226
Goodwill and other intangibles	8,690	9,077	8,894	14,230	14,383
Assets of discontinued operations held for sale	—	—	—	2,481	2,868
Total assets	$8,959,518	$8,353,598	$7,744,912	$8,117,409	$8,166,340
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,801,247	$1,858,203	$1,992,354	$2,226,005	$2,170,728
Unearned premiums	964,499	646,733	347,655	623,596	830,939
Debt	354,293	351,999	353,620	349,224	349,201
Reinsurance balances payable	396,669	285,207	256,883	317,627	403,152
Payable for investments purchased	519,619	361,460	303,264	233,282	102,545
Other liabilities	173,433	242,257	211,369	174,424	152,853
Liabilities of discontinued operations held for sale	1,959	12,539	13,507	9,098	10,220
Total liabilities	4,211,719	3,758,398	3,478,652	3,933,256	4,019,638
Redeemable noncontrolling interest - DaVinciRe	900,878	796,743	657,727	633,112	628,001
Shareholders' Equity
Preference shares	550,000	550,000	550,000	550,000	550,000
Common shares	50,609	51,765	51,543	51,787	51,753
Additional paid-in capital	—	379	—	9,331	5,768
Accumulated other comprehensive income	12,531	12,988	11,760	11,092	18,031
Retained earnings	3,229,870	3,179,433	2,991,890	2,925,604	2,889,719
Total shareholders' equity attributable to RenaissanceRe	3,843,010	3,794,565	3,605,193	3,547,814	3,515,271
Noncontrolling interest	3,911	3,892	3,340	3,227	3,430
Total shareholders' equity	3,846,921	3,798,457	3,608,533	3,551,041	3,518,701
Total liabilities, noncontrolling interests and shareholders' equity	$8,959,518	$8,353,598	$7,744,912	$8,117,409	$8,166,340

Book value per common share	$65.07	$62.68	$59.27	$57.89	$57.30

12

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
TYPE OF INVESTMENT
U.S. treasuries	$1,126,759	17.1%	$1,309,243	20.4%	$885,152	14.3%	$428,865	6.9%	$454,148	7.8%
Agencies	436,691	6.7%	343,575	5.4%	158,561	2.6%	127,063	2.0%	189,765	3.3%
Non-U.S. government (Sovereign debt)	177,231	2.7%	130,899	2.0%	227,912	3.7%	402,288	6.4%	340,430	5.9%
FDIC guaranteed corporate	29,386	0.4%	103,554	1.6%	423,630	6.8%	183,314	2.9%	232,992	4.0%
Non-U.S. government-backed corporate	393,875	6.0%	501,160	7.8%	641,082	10.3%	594,897	9.6%	409,443	7.1%
Corporate	1,664,722	25.3%	1,146,211	17.9%	1,206,904	19.4%	1,294,442	20.7%	1,651,688	28.4%
Agency mortgage-backed	592,355	9.0%	319,215	5.0%	441,749	7.1%	363,814	5.8%	296,627	5.1%
Non-agency mortgage-backed	153,674	2.3%	108,047	1.7%	104,771	1.7%	104,541	1.7%	105,581	1.8%
Commercial mortgage-backed	470,167	7.1%	329,343	5.1%	325,729	5.2%	318,805	5.1%	340,610	5.9%
Asset-backed	12,197	0.2%	10,872	0.2%	18,027	0.3%	19,609	0.3%	45,690	0.8%
Total fixed maturity investments, at fair value	5,057,057	76.8%	4,302,119	67.1%	4,433,517	71.4%	3,837,638	61.4%	4,066,974	70.1%
Short term investments, at fair value	654,912	9.9%	1,172,839	18.3%	905,477	14.6%	1,557,937	24.9%	774,421	13.4%
Equity investments trading, at fair value	55,381	0.8%	53,080	0.8%	50,560	0.8%	45,607	0.7%	32,252	0.6%
Other investments, at fair value	743,568	11.3%	806,782	12.6%	748,984	12.1%	736,757	11.8%	839,643	14.5%
Total managed investment portfolio	6,510,918	98.9%	6,334,820	98.8%	6,138,538	98.9%	6,177,939	98.8%	5,713,290	98.6%
Investments in other ventures, under equity method	79,692	1.2%	76,723	1.2%	70,714	1.1%	78,071	1.2%	82,197	1.4%
Total investments	$6,590,610	100.0%	$6,411,543	100.0%	$6,209,252	100.0%	$6,256,010	100.0%	$5,795,487	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$842,146	16.7%	$742,577	17.2%	$1,023,890	23.1%	$1,099,221	28.6%	$2,197,397	54.1%
AA (1)	2,626,291	51.9%	2,459,756	57.2%	2,244,016	50.6%	1,607,177	41.9%	481,789	11.8%
A	917,152	18.1%	574,809	13.4%	631,479	14.2%	619,229	16.1%	790,594	19.4%
BBB	319,760	6.3%	272,616	6.3%	335,002	7.6%	329,213	8.6%	398,354	9.8%
Non-investment grade and not rated	351,708	7.0%	252,361	5.9%	199,130	4.5%	182,798	4.8%	198,840	4.9%
Total fixed maturity investments, at fair value	$5,057,057	100.0%	$4,302,119	100.0%	$4,433,517	100.0%	$3,837,638	100.0%	$4,066,974	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$405,636	8.0%	$386,259	9.0%	$619,845	14.0%	$168,557	4.4%	$201,681	5.0%
Due after one through five years	2,624,676	52.0%	2,367,344	55.0%	2,035,383	45.9%	1,893,416	49.3%	1,986,843	48.8%
Due after five through ten years	652,909	12.9%	646,091	15.0%	742,050	16.7%	831,196	21.7%	923,919	22.7%
Due after ten years	145,443	2.9%	134,948	3.1%	145,963	3.3%	137,700	3.6%	166,023	4.1%
Mortgage-backed securities	1,216,196	24.0%	756,605	17.6%	872,249	19.7%	787,160	20.5%	742,818	18.3%
Asset-backed securities	12,197	0.2%	10,872	0.3%	18,027	0.4%	19,609	0.5%	45,690	1.1%
Total fixed maturity investments, at fair value	$5,057,057	100.0%	$4,302,119	100.0%	$4,433,517	100.0%	$3,837,638	100.0%	$4,066,974	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.8%		1.6%		1.9%		2.0%		2.4%
Average duration of fixed maturities and short term investments	2.2		2.3		2.6		2.5		2.7

(1)
Included in the AA rating category at June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011 is $1,592.8 million, $1,756.4 million, $1,467.3 million and $739.2 million, respectively, of U.S. treasuries, agencies and FDIC guaranteed corporate fixed maturity investments that were included in the AAA rating category in prior periods.

13

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
TYPE OF INVESTMENT
Private equity partnerships	$360,268	$389,451	$367,909	$345,986	$363,688
Senior secured bank loan funds	269,317	266,141	257,870	243,766	247,528
Catastrophe bonds	106,470	95,827	70,999	85,800	93,805
Hedge funds	6,243	22,310	21,344	26,810	39,753
Non-U.S. fixed income funds	—	31,713	28,862	29,440	88,962
Miscellaneous other investments	1,270	1,340	2,000	4,955	5,907
Total other investments, at fair value	$743,568	$806,782	$748,984	$736,757	$839,643

TYPE OF INVESTMENT
Private equity partnerships	48.5%	48.2%	49.1%	47.0%	43.3%
Senior secured bank loan funds	36.2%	33.0%	34.4%	33.1%	29.5%
Catastrophe bonds	14.3%	11.9%	9.5%	11.6%	11.2%
Hedge funds	0.8%	2.8%	2.8%	3.6%	4.7%
Non-U.S. fixed income funds	—%	3.9%	3.9%	4.0%	10.6%
Miscellaneous other investments	0.2%	0.2%	0.3%	0.7%	0.7%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Investment Income (Loss)

	Three months ended					Six months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011
Fixed maturity investments	$22,436	$26,333	$26,084	$11,435	$24,426	$48,769	$52,339
Short term investments	234	500	357	281	433	734	1,028
Equity investments trading	181	170	174	171	112	351	126
Other investments
Hedge funds and private equity investments	(10,413)	28,473	21,506	(25,702)	8,230	18,060	31,737
Other	4,975	14,170	6,458	(11,665)	2,838	19,145	13,665
Cash and cash equivalents	54	26	11	66	45	80	86
	17,467	69,672	54,590	(25,414)	36,084	87,139	98,981
Investment expenses	(2,724)	(2,701)	(2,259)	(2,526)	(2,756)	(5,425)	(5,372)
Net investment income (loss)	14,743	66,971	52,331	(27,940)	33,328	81,714	93,609

Gross realized gains	19,458	36,286	15,312	38,054	15,430	55,744	25,992
Gross realized losses	(3,294)	(6,950)	(7,787)	(6,099)	(4,156)	(10,244)	(16,773)
Net realized gains (losses) on fixed maturity investments	16,164	29,336	7,525	31,955	11,274	45,500	9,219
Net unrealized gains (losses) on fixed maturity investments trading	12,538	14,257	11,441	(13,007)	24,728	26,795	20,970
Net unrealized gains (losses) on equity investments trading	2,301	2,520	4,954	(1,965)	(1,023)	4,821	(424)
Net realized and unrealized gains (losses) on investments	31,003	46,113	23,920	16,983	34,979	77,116	29,765
Total other-than-temporary impairments	(234)	(161)	(132)	(498)	—	(395)	—
Portion recognized in other comprehensive income, before taxes	25	27	29	49	—	52	—
Net other-than-temporary impairments	(209)	(134)	(103)	(449)	—	(343)	—

Change in net unrealized gains on fixed maturity investments available for sale	(706)	778	697	(7,171)	(1,763)	72	(1,511)

Total investment income (loss)	$44,831	$113,728	$76,845	$(18,577)	$66,544	$158,559	$121,863

15

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2012	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$654,912	$654,912	9.9%	0.2%	$626,005	$22,119	$3,140	$3,639	$9	$—
		100.0%			95.5%	3.4%	0.5%	0.6%	—%	—%
Fixed maturity investments
U.S. treasuries	1,123,992	1,126,759	17.1%	0.5%	—	1,126,759	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	417,398	419,257	6.4%	0.7%	—	419,257	—	—	—	—
Other agencies	17,159	17,434	0.3%	0.9%	—	17,434	—	—	—	—
Total agencies	434,557	436,691	6.7%	0.7%	—	436,691	—	—	—	—
Non-U.S. government (Sovereign debt)	174,317	177,231	2.7%	2.2%	102,272	29,782	11,474	20,163	12,921	619
FDIC guaranteed corporate	29,309	29,386	0.4%	0.3%	—	29,386	—	—	—	—
Non-U.S. government-backed corporate	391,915	393,875	6.0%	1.2%	331,773	59,057	3,045	—	—	—
Corporate	1,630,316	1,664,722	25.3%	3.1%	38,553	265,990	809,496	297,930	239,892	12,861
Mortgage-backed
Residential mortgage-backed
Agency securities	585,994	592,355	9.0%	1.5%	—	592,355	—	—	—	—
Non-agency securities - Prime	92,084	91,455	1.4%	5.2%	31,633	3,989	2,342	926	52,565	—
Non-agency securities - Alt A	59,516	62,219	0.9%	7.0%	19,053	2,502	7,073	741	32,850	—
Total residential mortgage-backed	737,594	746,029	11.3%	2.4%	50,686	598,846	9,415	1,667	85,415	—
Commercial mortgage-backed	453,044	470,167	7.1%	2.5%	306,665	79,780	83,722	—	—	—
Total mortgage-backed	1,190,638	1,216,196	18.4%	2.5%	357,351	678,626	93,137	1,667	85,415	—
Asset-backed
Credit cards	4,270	4,468	0.1%	2.4%	4,468	—	—	—	—	—
Student loans	1,816	1,729	—%	2.5%	1,729	—	—	—	—	—
Auto loans	1,270	1,269	—%	1.4%	1,269	—	—	—	—	—
Other	4,498	4,731	0.1%	2.8%	4,731	—	—	—	—	—
Total asset-backed	11,854	12,197	0.2%	2.5%	12,197	—	—	—	—	—
Total securitized assets	1,202,492	1,228,393	18.6%	2.5%	369,548	678,626	93,137	1,667	85,415	—
Total fixed maturity investments	4,986,898	5,057,057	76.8%	2.0%	842,146	2,626,291	917,152	319,760	338,228	13,480
		100.0%			16.7%	51.9%	18.1%	6.3%	6.7%	0.3%
Equity investments trading		55,381	0.8%		—	—	—	—	—	55,381
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		360,268	5.5%		—	—	—	—	—	360,268
Senior secured bank loan funds		269,317	4.1%		—	—	—	—	269,317	—
Catastrophe bonds		106,470	1.6%		—	—	—	—	106,470	—
Hedge funds		6,243	0.1%		—	—	—	—	—	6,243
Miscellaneous other investments		1,270	—%		—	—	—	—	—	1,270
Total other investments		743,568	11.3%		—	—	—	—	375,787	367,781
		100.0%			—%	—%	—%	—%	50.5%	49.5%
Investments in other ventures		79,692	1.2%		—	—	—	—	—	79,692
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,590,610	100.0%		$1,468,151	$2,648,410	$920,292	$323,399	$714,024	$516,334
		100.0%			22.3%	40.2%	14.0%	4.9%	10.8%	7.8%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	June 30, 2012		December 31, 2011		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$654,912	9.9%	$905,477	14.6%	$(250,565)	(4.7)%
Fixed maturity investments
U.S. treasuries	1,126,759	17.1%	885,152	14.3%	241,607	2.8%
Agencies
Fannie Mae & Freddie Mac	419,257	6.4%	143,562	2.4%	275,695	4.0%
Other agencies	17,434	0.3%	14,999	0.2%	2,435	0.1%
Total agencies	436,691	6.7%	158,561	2.6%	278,130	4.1%
Non-U.S. government (Sovereign debt)	177,231	2.7%	227,912	3.7%	(50,681)	(1.0)%
FDIC guaranteed corporate	29,386	0.4%	423,630	6.8%	(394,244)	(6.4)%
Non-U.S. government-backed corporate	393,875	6.0%	641,082	10.3%	(247,207)	(4.3)%
Corporate	1,664,722	25.3%	1,206,904	19.4%	457,818	5.9%
Mortgage-backed
Residential mortgage-backed
Agency securities	592,355	9.0%	441,749	7.1%	150,606	1.9%
Non-agency securities - Prime	91,455	1.4%	68,678	1.1%	22,777	0.3%
Non-agency securities - Alt A	62,219	0.9%	36,093	0.6%	26,126	0.3%
Total residential mortgage-backed	746,029	11.3%	546,520	8.8%	199,509	2.5%
Commercial mortgage-backed	470,167	7.1%	325,729	5.2%	144,438	1.9%
Total mortgage-backed	1,216,196	18.4%	872,249	14.0%	343,947	4.4%
Asset-backed
Credit cards	4,468	0.1%	8,955	0.2%	(4,487)	(0.1)%
Student loans	1,729	—%	1,287	—%	442	—%
Auto loans	1,269	—%	—	—%	1,269	—%
Other	4,731	0.1%	7,785	0.1%	(3,054)	—%
Total asset-backed	12,197	0.2%	18,027	0.3%	(5,830)	(0.1)%
Total securitized assets	1,228,393	18.6%	890,276	14.3%	338,117	4.3%
Total fixed maturity investments	5,057,057	76.8%	4,433,517	71.4%	623,540	5.4%
Equity investments trading	55,381	0.8%	50,560	0.8%	4,821	—%
Other investments
Private equity partnerships	360,268	5.5%	367,909	5.9%	(7,641)	(0.4)%
Senior secured bank loan funds	269,317	4.1%	257,870	4.2%	11,447	(0.1)%
Catastrophe bonds	106,470	1.6%	70,999	1.1%	35,471	0.5%
Hedge funds	6,243	0.1%	21,344	0.3%	(15,101)	(0.2)%
Non-U.S. fixed income funds	—	—%	28,862	0.5%	(28,862)	(0.5)%
Miscellaneous other investments	1,270	—%	2,000	—%	(730)	—%
Total other investments	743,568	11.3%	748,984	12.1%	(5,416)	(0.8)%
Investments in other ventures	79,692	1.2%	70,714	1.1%	8,978	0.1%
Total managed investment portfolio	$6,590,610	100.0%	$6,209,252	100.0%	$381,358

17

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	June 30, 2012
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$752,889	$17,193	$153,729	$476,816	$60,450	$33,725	$10,976
Industrial, utilities and energy	286,009	7,074	28,195	109,690	79,520	61,530	—
Communications and technology	251,585	9,290	10,264	108,776	67,193	55,006	1,056
Consumer	172,449	—	16,934	55,657	50,201	49,553	104
Basic materials	70,416	—	—	18,943	31,620	19,625	228
Health care	107,759	—	49,383	32,059	6,890	19,427	—
Other	23,615	4,996	7,485	7,555	2,056	1,026	497
Total corporate fixed maturity investments, at fair value (1)	$1,664,722	$38,553	$265,990	$809,496	$297,930	$239,892	$12,861

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2012
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$63,874	$1,633	$62,241
Citigroup Inc.	54,932	—	54,932
Bank of America Corp.	53,339	165	53,174
General Electric Company	52,532	—	52,532
Goldman Sachs Group Inc.	48,308	—	48,308
HSBC Holdings PLC	43,062	—	43,062
Morgan Stanley	33,510	—	33,510
AT&T Inc.	27,302	—	27,302
Wells Fargo & Co.	25,487	—	25,487
Credit Suisse Group AG	24,222	—	24,222
Total (2)	$426,568	$1,798	$424,770

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2012
Catastrophe	$698,335	$306,158	$160,478	$1,164,971
Specialty	123,978	87,277	247,290	458,545
Total Reinsurance	822,313	393,435	407,768	1,623,516
Lloyd's	19,219	7,920	74,411	101,550
Insurance	21,605	8,336	46,240	76,181
Total	$863,137	$409,691	$528,419	$1,801,247

March 31, 2012
Catastrophe	$633,228	$243,651	$350,708	$1,227,587
Specialty	135,492	53,045	270,225	458,762
Total Reinsurance	768,720	296,696	620,933	1,686,349
Lloyd's	18,421	7,579	67,101	93,101
Insurance	20,810	5,338	52,605	78,753
Total	$807,951	$309,613	$740,639	$1,858,203

December 31, 2011
Catastrophe	$681,771	$271,990	$388,147	$1,341,908
Specialty	120,189	49,840	301,589	471,618
Total Reinsurance	801,960	321,830	689,736	1,813,526
Lloyd's	17,909	14,459	55,127	87,495
Insurance	32,944	3,515	54,874	91,333
Total	$852,813	$339,804	$799,737	$1,992,354

September 30, 2011
Catastrophe	$497,889	$524,700	$539,723	$1,562,312
Specialty	113,022	52,285	333,947	499,254
Total Reinsurance	610,911	576,985	873,670	2,061,566
Lloyd's	18,114	10,558	43,676	72,348
Insurance	39,058	5,020	48,013	92,091
Total	$668,083	$592,563	$965,359	$2,226,005

June 30, 2011
Catastrophe	$406,522	$473,439	$630,651	$1,510,612
Specialty	108,613	51,439	347,795	507,847
Total Reinsurance	515,135	524,878	978,446	2,018,459
Lloyd's	10,498	10,450	39,008	59,956
Insurance	35,196	5,577	51,540	92,313
Total	$560,829	$540,905	$1,068,994	$2,170,728

19

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2012			Three months ended June 30, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,858,203	$279,398	$1,578,805	$2,070,095	$324,124	$1,745,971
Incurred losses and loss expenses
Current year	105,466	10,469	94,997	187,402	15,470	171,932
Prior years	(35,365)	10,081	(45,446)	(22,733)	(2,062)	(20,671)
Total incurred losses and loss expenses	70,101	20,550	49,551	164,669	13,408	151,261
Paid losses and loss expenses
Current year	11,280	—	11,280	51,066	—	51,066
Prior years	115,777	101,171	14,606	12,970	4,287	8,683
Total paid losses and loss expenses	127,057	101,171	25,886	64,036	4,287	59,749
Reserve for losses and loss expenses, end of period	$1,801,247	$198,777	$1,602,470	$2,170,728	$333,245	$1,837,483

	Six months ended June 30, 2012			Six months ended June 30, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,992,354	$404,029	$1,588,325	$1,257,843	$101,711	$1,156,132
Incurred losses and loss expenses
Current year	183,397	16,976	166,421	1,124,619	255,990	868,629
Prior years	(98,014)	3,304	(101,318)	(96,627)	(7,796)	(88,831)
Total incurred losses and loss expenses	85,383	20,280	65,103	1,027,992	248,194	779,798
Paid losses and loss expenses
Current year	18,937	—	18,937	51,578	—	51,579
Prior years	257,553	225,532	32,021	63,529	16,660	46,869
Total paid losses and loss expenses	276,490	225,532	50,958	115,107	16,660	98,447
Reserve for losses and loss expenses, end of period	$1,801,247	$198,777	$1,602,470	$2,170,728	$333,245	$1,837,483

20

RenaissanceRe Holdings Ltd.
Earnings (Loss) per Share

	Three months ended
(common shares in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Numerator:
Net income available to RenaissanceRe common shareholders	$142,270	$201,429	$81,771	$49,263	$24,764
Amount allocated to participating common shareholders (1)	(2,236)	(3,404)	(1,433)	(911)	(461)
	$140,034	$198,025	$80,338	$48,352	$24,303
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	50,278	50,377	50,501	50,501	50,493
Per common share equivalents of employee stock options and restricted shares	734	604	359	472	557
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	51,012	50,981	50,860	50,973	51,050

Basic income per RenaissanceRe common share	$2.78	$3.93	$1.59	$0.96	$0.48
Diluted income per RenaissanceRe common share	$2.75	$3.88	$1.58	$0.95	$0.48

	Six months ended
(common shares in thousands)	June 30, 2012	June 30, 2011
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$343,699	$(223,269)
Amount allocated to participating common shareholders (1)	(5,601)	(514)
	$338,098	$(223,783)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	50,328	50,994
Per common share equivalents of employee stock options and restricted shares	669	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,997	50,994

Basic income (loss) per RenaissanceRe common share	$6.72	$(4.39)
Diluted income (loss) per RenaissanceRe common share (2)	$6.63	$(4.39)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Top Layer Re	$5,113	$4,737	$(22,617)	$3,688	$3,967
Tower Hill Companies	1,744	1,117	(348)	2,504	1,216
Other	(11)	(384)	263	(1,398)	(55)
Total equity in earnings (losses) of other ventures	$6,846	$5,470	$(22,702)	$4,794	$5,128

	Six months ended
	June 30, 2012	June 30, 2011
Top Layer Re	$9,850	$(18,542)
Tower Hill Companies	2,861	767
Other	(395)	(850)
Total equity in earnings (losses) of other ventures	$12,316	$(18,625)

Other (Loss) Income

	Three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Weather and energy risk management operations	$5,875	$(35,463)	$(41,314)	$(3,232)	$(3,779)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	4,082	(1,779)	(2,381)	(2,704)	(1,022)
Gain on sale of NBIC	—	—	—	4,836	—
Other items	1,332	(1,852)	47	(915)	(366)
Total other income (loss)	$11,289	$(39,094)	$(43,648)	$(2,015)	$(5,167)

	Six months ended
	June 30, 2012	June 30, 2011
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$2,303	$42,499
Mark-to-market on Platinum warrant	—	2,975
Weather and energy risk management operations	(29,588)	(484)
Other items	(520)	(12)
Total other (loss) income	$(27,805)	$44,978

22

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe	A	A	—	—

RENAISSANCERE (3)	—	Excellent	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$142,270	$201,429	$81,771	$49,263	$24,764	$343,699	$(223,269)
Adjustment for net realized and unrealized gains on investments of continuing operations	(31,003)	(46,113)	(23,920)	(16,983)	(34,979)	(77,116)	(29,765)
Adjustment for net other-than-temporary impairments of continuing operations	209	134	103	449	—	343	—
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	—	—	(42)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$111,476	$155,450	$57,954	$32,729	$(10,215)	$266,926	$(253,076)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$2.75	$3.88	$1.58	$0.95	$0.48	$6.63	$(4.39)
Adjustment for net realized and unrealized gains on investments of continuing operations	(0.61)	(0.90)	(0.47)	(0.34)	(0.69)	(1.51)	(0.58)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	0.01	—	0.01	—
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$2.14	$2.98	$1.11	$0.62	$(0.21)	$5.13	$(4.97)

Return on average common equity - annualized	17.5%	25.6%	10.8%	6.6%	3.3%	21.5%	(14.4)%
Adjustment for net realized and unrealized gains on investments of continuing operations	(3.8)%	(5.9)%	(3.1)%	(2.3%)	(4.7%)	(4.8)%	(1.9)%
Adjustment for net other-than-temporary impairments of continuing operations	—%	—%	—%	0.1%	—%	—%	—%
Operating return on average common equity - annualized	13.7%	19.7%	7.7%	4.4%	(1.4%)	16.7%	(16.3)%

24

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Book value per common share	$65.07	$62.68	$59.27	$57.89	$57.30
Adjustment for goodwill and other intangibles (1)	(0.83)	(0.84)	(0.82)	(0.94)	(0.96)
Tangible book value per common share	64.24	61.84	58.45	56.95	56.34
Adjustment for accumulated dividends	11.46	11.19	10.92	10.66	10.40
Tangible book value per common share plus accumulated dividends	$75.70	$73.03	$69.37	$67.61	$66.74

Quarter change in book value per common share	3.8%	5.8%	2.4%	1.0%	0.5%
Quarter change in tangible book value per common share plus change in accumulated dividends	4.3%	6.3%	3.1%	1.5%	1.0%

(1)
At June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, goodwill and other intangibles included $33.3 million, $34.5 million, $33.5 million, $34.2 million and $35.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

25